TRUE DRINKS HOLDINGS, INC.

2 PARK PLAZA, SUITE 1200

IRVINE, CALIFORNIA 92614

January 28, 2019

Red Beard Holdings, LLC

17595 Harvard Avenue, Suite C511

Irvine, California 92614

Attn: Vincent C. Smith

Re:            Note Maturity Extension

Dear Vincent:

Reference is hereby made to that certain Senior Secured Promissory Note in the principal amount of $400,000 issued to Red Beard Holdings, LLC, dated July 25, 2017 (the “Promissory Note”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Promissory Note.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Maturity Date, as set forth in the Promissory Note, is hereby extended from January 25, 2019 to March 26, 2019.

Please execute this letter below to acknowledge and agree to the Maturity Date extension.

Very truly yours,

TRUE DRINKS HOLDINGS, INC.

By:               /s/ Robert Van Boerum

Name:        Robert Van Boerum

Title:          Principal Executive Officer and Principal Financial Officer

ACCEPTED AND AGREED

By:            /s/ Vincent C. Smith

Name:        Vincent C. Smith

Title:          Manager